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                                                                 EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-19541 of Steel Dynamics, Inc. and subsidiary on Form S-8 of our report dated January 17, 1997, appearing in this Annual Report on Form 10-K of Steel Dynamics, Inc. and subsidiary for the year ended December 31, 1996.


/S/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Indianapolis, Indiana

March 28, 1997


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